EXHIBIT 10.326


                 ACKNOWLEDGMENT OF INDEPENDENT TRANSACTION

     WHEREAS, Victory Receivables Corporation, Anchor National Life Insurance Company, First SunAmerica Life Insurance Company and Parthenon Receivables Funding, LLC ("Purchasers") have each entered into certain Note Purchase Agreements dated as of August 12, 1999 with RBF Exploration Co., a Nevada corporation ("Issuer"), as amended by certain First Amendments to Note Purchase Agreements of even date herewith, and as may be further amended from time to time; and

     WHEREAS, Issuer and Chase Bank of Texas, National Association, as Trustee ("Trustee"), entered into that certain Trust Indenture and Security Agreement dated as of August 12, 1999 (the "Indenture"), as supplemented and amended by that certain Supplemental Indenture and Amendment of even date herewith (the "Supplemental Indenture") by and among BTM Capital Corporation, a Delaware corporation ("Independent Owner" and together with the Purchasers, Issuer, Trustee and any other person or entity, the "Parties"), Issuer, and Trustee, and as may be further supplemented or amended from time to time (the "Indenture"); and

     WHEREAS, Issuer now desires to amend, or have amended, certain documents subject or related to the Indenture that are listed on Schedule A hereto (the "Amended Documents") in connection with the delivery of the Drilling Rig, and Issuer also desires to enter into, or have entered into or created, certain documents that are listed on Schedule B hereto (the "New Documents" and collectively with the Amended Documents, the "Stage One Documents"); and

     WHEREAS, after execution of the New Documents, Issuer may propose to further change the structure of the transaction ("Stage Two") and further amend some or all of the Stage One Documents or enter into or create new documents with respect thereto (the "Stage Two Documents");

     NOW, THEREFORE, to clarify the intentions of the Parties with respect to any further amendment of any of the documents or the completion of Stage Two, the Parties hereby agree and acknowledge as follows:

     1. Unless otherwise defined herein, capitalized terms used herein shall have the meaning ascribed thereto in the Supplemental Indenture or, if not therein, in the Indenture.

     2. The execution and delivery of the Stage One Documents are not required pursuant to the terms of the Indenture, but are being executed and delivered at the request of the Issuer. Such execution and delivery of the Stage One Documents does not, and shall not be deemed to, (a) evidence any consent or approval of Stage Two by any of the Parties, (b) require the Parties to negotiate with respect to Stage Two and (c) require the Parties to enter into, acknowledge, consent or take any other action or inaction with respect to Stage Two or any Stage Two Document.

      3. THIS ACKNOWLEDGMENT OF INDEPENDENT TRANSACTION (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS RULES THEREOF THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

     4. The Parties may sign any number of copies of this Acknowledgment of Independent Transaction. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement.

     IN   WITNESS  WHEREOF,  the  undersigned  Parties  have  caused   this
Acknowledgment of Independent Transaction to be executed and delivered by its duly authorized officer as of February 1, 2000.


                         RBF EXPLORATION CO.

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         BTM CAPITAL CORPORATION

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         VICTORY RECEIVABLES CORPORATION

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         ANCHOR NATIONAL LIFE INSURANCE COMPANY

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         FIRST SUNAMERICA LIFE INSURANCE COMPANY

                         By_________________________
                         Name:______________________
                         Title:_____________________

                         PARTHENON RECEIVABLES FUNDING, LLC

                         By: Parthenon Receivables Funding Corporation, its sole member

                         By_________________________
                         Name:______________________
                         Title:_____________________

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                                SCHEDULE A

                             Amended Documents

1.   Indenture

2.   Construction Contract

3.   Construction Supervisory Agreement

4.   Performance Guarantee

5.   Performance Bond

6.   Note Purchase Agreements

7. UCC-1 Financing Statement file number 99-164271 executed by Issuer in favor of Trustee filed on August 16, 1999

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                                SCHEDULE B

                               New Documents

1.   Supplemental Indenture

2.   Amendment to Note Purchase Agreement

3.   New Performance Bond

4.   First Preferred Ship Mortgage

5.   New Construction Supervisory Agreement

6.   Sale and Funding Agreement

7.   Novation Agreement

8. Certain UCC-1 Financing Statements executed by Issuer and Independent Owner in favor of Trustee relating to security interests granted under the Indenture, Supplemental Indenture and the Assignment of Interests

9. UCC-3 Financing Statement Change executed by Issuer and Trustee affecting and evidencing the transaction contemplated by the Stage One Documents

10. Acknowledgment of Rig Ownership and Ratification of Operation and Maintenance Agreement by and among Parent, Issuer and Independent Owner

11.  New Performance Guarantee

12.  Collection Account Notification Letter

13. Acknowledgment of Independent Transaction of even date herewith by and among each Note Holder signatory to the Note Purchase Agreements, Issuer, Independent Owner and Trustee